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                                   Exhibit 23

                         Consent of Independent Auditors
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                                                                    EXHIBIT 23.0


               [LETTERHEAD OF WILLIAMS-KEEPERS LLP APPEARS HERE]





                         INDEPENDENT AUDITORS' CONSENT


We hereby consent to the incorporation by reference in the Registration Statement of CNS Bancorp, Inc. on Form S-8 (File No. 333-29861), of our report, dated February 5, 1999, accompanying the consolidated financial statements incorporated by reference in CNS Bancorp, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1998.



/s/ Williams-Keepers LLP

Jefferson City, Missouri
March 26, 1999